John Hancock Funds II

Absolute Return Currency Fund (the fund)

Supplement dated March 25, 2021 to the current Summary Prospectus and Statutory Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to Class R2 shares offered by the fund contained in the Summary Prospectus and Statutory Prospectus relating to that share class of the fund.

Effective after the close of business April 26, 2021 (the Effective Date), no Class R2 shares of the fund may be purchased or acquired by new investors. After the Effective Date, any investment received by the fund that is intended for Class R2 shares will be rejected. After the Effective Date, a shareholder of the fund owning Class R2 shares may continue to hold those shares until the shareholder redeems such Class R2 shares.

As of the close of business on May 4, 2021, there are not expected to be any shareholders in Class R2 shares of the fund. The fund will stop accepting investments into Class R2 shares on or about that date.

You should read this Supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.

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